UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2005

Commission File Number 333-102289
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IN TOUCH MEDIA GROUP, INC.
formerly known as
UNIVERSAL HEALTHCARE
MANAGEMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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FLORIDA (State or other jurisdiction of incorporation or organization)	01-0626963 (IRS Employer Identification No.)

205 South Myrtle Avenue Clearwater, Florida (Address of principal executive offices)	34695 (Zip Code)

(727) 465-0925
(Registrant’s telephone number)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") to the Current Report on Form 8-K of In Touch Media Group, Inc. filed on June 6, 2005 is being filed in order to add Item 9.01 and to file Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. The financial statements required by this item are included as Exhibit 99.1 to this Form 8-K/A.

(c)	Exhibits.

Exhibit Number	Description

99.1	Financial Statements as of and for the year ended December 31, 2004 and for the year ended December 31, 2003, and Report of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 20, 2005	IN TOUCH MEDIA GROUP, INC.

	By:	/s/ Laura A. Betterly
Laura A. Betterly Chief Executive Officer